SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by the Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HOPFED BANCORP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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NEWS

FOR IMMEDIATE RELEASE	CONTACT:	John E. Peck
President and CEO
(270) 887-2999

ISS PROXY ADVISORY SERVICES AND GLASS LEWIS & CO.

RECOMMEND VOTE FOR HOPFED BANCORP, INC.

PROXY PROPOSALS AT ANNUAL MEETING

Vote FOR Proposals on WHITE Proxy Card

HOPKINSVILLE, Ky. (May 8, 2013) – HopFed Bancorp, Inc. (NASDAQ: HFBC) (the “Company”), the holding company for Heritage Bank, today announced that ISS Proxy Advisory Services (ISS) and Glass Lewis & Co., the leading independent proxy advisory firms, recommended that HopFed stockholders vote in favor of all of management’s proposals. ISS and Glass Lewis recommended that HopFed shareholders vote FOR the election of Dr. Thomas I. Miller, Steve Hunt and Michael L. Woolfolk as directors, the HopFed Bancorp, Inc. 2013 Long Term Incentive Plan, and all other Company proposals on the WHITE proxy card. The Company’s Annual Meeting of Stockholders will be held May 15, 2013.

Commenting on the ISS and Glass Lewis reports, John E. Peck, president and chief executive officer, said, “We are pleased that the two most highly respected independent proxy advisory services, ISS Proxy Advisory Services and Glass Lewis & Co., have recommended a vote in favor of all of management’s proposals. ISS and Glass Lewis advise many institutional investors, state and corporate pension funds on proxy voting matters and their support is a solid endorsement of HopFed’s management and Board of Directors. We believe the endorsements from ISS and Glass Lewis support our strategy to grow HopFed through the proposed acquisition of Sumner Bank & Trust. We believe our growth strategy is clear and is in sharp contrast to the dissidents, Joseph Stilwell and The Stilwell Group, who oppose the acquisition.”

The ISS report highlights the fact that HopFed’s management expects the Sumner acquisition “to enhance EPS and book value per share much more than using the same amount of capital to repurchase shares.” In contrast to management’s plan, ISS states that “the dissidents have not demonstrated a compelling case that change at the board level is warranted.” ISS concludes by stating, “DO NOT VOTE on the dissident card.”

“We have a solid strategy to build shareholder value through the proposed acquisition of Sumner Bank and Trust and the election of our director nominees, including Dr. Thomas I. Miller,” continued Mr. Peck. “Dr. Miller, like our other directors, supports the Sumner Bank acquisition that is expected to increase our earnings, loans, deposits and assets. We believe the proposed acquisition will expand HopFed into the fastest growing markets in our region - markets that are three times larger than our existing markets, have higher growth rates and higher household incomes. As a result, we believe the Sumner acquisition will allow us to achieve a higher level of earnings that can be used to fund future growth of dividends and stock repurchases to build long-term shareholder value.

“In sharp contrast to our growth strategy and our proposed re-election of Dr. Miller as a Director is Robert Bolton, Stilwell’s nominee for director. Mr. Bolton has no experience running a community bank and lives in New York, a long way from our customers in Kentucky and Tennessee. We also believe that Mr. Bolton has a strong conflict of interest in representing all shareholders if elected to HopFed’s board. He was granted an option to purchase 40,000 shares of Company stock by Stilwell that is triggered by a “change in control” of the Company, typically a sale of the Company. The option agreement provides a special incentive for Mr. Bolton to potentially favor a decision that benefits him personally and Stilwell rather than all shareholders of the Company. Both ISS and Glass Lewis recommend a vote FOR Dr. Miller,” concluded Mr. Peck.

HopFed’s Board urges stockholders to vote FOR the three nominees proposed by the Board and FOR all other company proposals on the WHITE proxy card, and to not sign or return any GREEN proxy card sent by the dissidents, Joseph Stilwell and the Stilwell Group.

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ISS Proxy Advisory Services Recommends Vote FOR HopFed Bancorp, Inc. Proxy Proposals at Annual Meeting

May 8, 2013

About HopFed Bancorp, Inc.

HopFed Bancorp, Inc. is the holding company for Heritage Bank headquartered in Hopkinsville, Kentucky. The Bank has eighteen offices in western Kentucky and middle Tennessee in addition to its subsidiaries, Fall & Fall Insurance of Fulton, Kentucky and Fort Webb LLLP of Bowling Green, Kentucky. The Bank’s operations include Heritage Solutions of Murray, Kentucky, Hopkinsville, Kentucky, Kingston Springs, Tennessee and Pleasant View, Tennessee, which offers a broad line of financial services. Heritage Mortgage Services of Clarksville, Tennessee offers long term fixed rate 1- 4 family mortgages loans in all communities in the Company’s general market area. The Bank offers a broad line of banking and financial products and services with the personalized focus of a community banking organization. More information about HopFed Bancorp, Inc. and Heritage Bank may be found on its website www.bankwithheritage.com.

If your shares are registered in your own name, please sign, date and mail the WHITE proxy card to Georgeson Inc. in the self-addressed, stamped envelope.

If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you must provide instructions to that entity so that your votes will be cast. Please sign, date and mail the WHITE vote instruction form and return it using the self-addressed, postage-paid envelope.

YOU MAY ALSO CAST YOUR VOTE USING YOUR TOUCH TONE PHONE OR VIA THE

INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR WHITE PROXY CARD OR VOTE

INSTRUCTION FORM

After voting the WHITE proxy card, do not sign or return any proxy card sent to you by The Stilwell Group. Remember – only your latest dated proxy will determine how your shares are to be voted at the meeting.

If you have voted a green proxy card sent by the Stilwell Group, you can change your vote by sending a later-dated WHITE proxy card or vote instruction form or by providing later-dated instructions by phone or internet.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor.

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

Stockholders Call Toll Free (800) 267-4403

Important Information

This release may be deemed to be solicitation material in respect of the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”). The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a proxy statement in connection with the Annual Meeting (the “Proxy Statement”), and advises its stockholders to read the Proxy Statement and any and all supplements and amendments thereto because they contain important information. Stockholders may obtain a free copy of the Proxy Statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov. The Proxy Statement and these other documents may also be obtained upon request addressed to the Secretary of the Company at P.O. Box 537, Hopkinsville, Kentucky 42241-0537.

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ISS Proxy Advisory Services Recommends Vote FOR HopFed Bancorp, Inc. Proxy Proposals at Annual Meeting

May 8, 2013

Certain Information Concerning Participants

The Company, its directors and its executive officers may be deemed to be participants in the solicitation of the Company’s stockholders in connection with the Annual Meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s proxy statement related to its 2013 Annual Meeting of Stockholders, filed with the SEC on April 12, 2013.

Forward-Looking Statements

This release and other reports issued by the Company, including reports filed with the SEC, contain “forward-looking statements” that deal with future results, expectations, plans and performance. These forward-looking statements might include one or more or the following: projections of our operating results and financial condition; descriptions of plans or objectives of management for future operations, products or services; forecasts of future economic performance; and use and descriptions of assumptions and estimates underlying or relating to such matters. Forward-looking statements can be identified by the fact they do not relate strictly to historical or current facts. They often include words such as “look-forward,” “pleased,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements about the Company’s expected financial results and other plans are subject to certain risks, uncertainties and assumptions. These include, but are not limited to the following: possible legislative changes and adverse economic, business and competitive conditions and developments; deposit outflows, reduced demand for financial services and loan products; changes in accounting policies or guidelines, or in monetary and fiscal policies of the federal government; changes in credit and other risks posed by the Company’s loan portfolios; the ability or inability of the Company to manage interest rate and other risks; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation; and the other risks; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation; and the other risks detailed from time to time in the Company’s SEC filings. Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Although the Company believes its expectations are reasonable, it can give no assurance that such expectations will prove to be correct. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in any forward-looking statements.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE WHITE PROXY CARD WITHOUT DELAY. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

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